RELEASE AND SETTLEMENT AGREEMENT
                        --------------------------------

THIS  made  as  of  the  8th  day  of  September,  1999.

BETWEEN:

VIRTUALSELLERS.COM, INC., a company duly incorporated pursuant to the federal laws of Canada having an office at 120 North LaSalle Street, Suite 1000, Chicago, Illinois, USA, 60602

("VirtualSellers")

AND:

R. JOHN ECCLES, businessman, of 4783 London Green, Delta, British Columbia, Canada, V4K 4X1

("Eccles")

AND:

CALLDIRECT CAPITAL CORP., a company duly incorporated pursuant to the laws of Alberta having an office at Suite 120, 6165 Highway 17, Delta, British Columbia, Canada, V4K 5B8

("Company")

WHEREAS:

A. Eccles is a director and an employee of the Company and CallDirect Enterprises Inc. ("CallDirect") and has rendered certain management services and provide certain loans (the "Services and Loans") to the Company and its subsidiaries, and has accordingly acquired and is in possession of certain confidential information (the "Confidential Information") regarding the Company, its subsidiaries and their respective businesses; and

B. Eccles has agreed to, among other things, resign as a director, officer and employee of the Company and CallDirect and to release the Company, VirtualSellers and their respective subsidiaries from all claims and issues (other than any claims in connection with certain consulting services provided by Eccles to the Company and its subsidiaries between May 1, 1999 and August 31, 1999, the aggregate amount of which is not to exceed $13,500.00) that he now may have or which may arise against the Company, VirtualSellers and/or their respective subsidiaries in connection with the Services and Loans and the positions held by him with the Company and its subsidiaries, in consideration for the Company delivering to Eccles 75,000 common shares (the "CallDirect
Shares") in the capital of the VirtualSellers, VirtualSellers allotting and issuing to Eccles 50,000 common shares (the "VirtualSellers Shares") in the capital of VirtualSellers (the CallDirect Shares and the VirtualSellers Shares are collectively referred to herein as the "Settlement Shares"), and the Company agreeing to sell all of the shares of CallDirect to Eccles.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements set out herein, the parties hereto covenant and agree as follows:

1.     ALLOTMENT  AND  ISSUANCE  OF  SHARES  AND  SALE  OF  CALLDIRECT

1.1     The  Company  will  deliver  to  Eccles  the  CallDirect  Shares  and
VirtualSellers will allot and issue to Eccles the VirtualSellers Shares in consideration of and as full and final payment of the Services and Loans (other than any claims in connection with certain consulting services provided by Eccles to the Company and its subsidiaries between May 1, 1999 and August 31, 1999, the aggregate amount of which is not to exceed $13,500.00), cancellation of the Escrow Shares (as defined herein) and Eccles' covenants contained herein. The Settlement Shares will be issued and delivered to Eccles upon the Company receiving written approval for the cancellation of the Escrow Shares (as defined herein) from The Alberta Stock Exchange (the "ASE").

1.2 VirtualSellers agrees to add registration of the VirtualSellers Shares to any other share registration that it may file with the Unites States Securities and Exchange Commission (the "SEC") during the next twelve (12) months.

1.3 Eccles acknowledges that the Settlement Shares will be subject to a one year hold period, commencing from the date of issuance of the Settlement Shares, unless the Settlement Shares are registered with the SEC prior to the expiration of such hold period.

1.4 The Company hereby agrees to sell (the "CallDirect Sale") and Eccles agrees to purchase all of the issued and outstanding common shares in the capital of CallDirect to Eccles in consideration of the sum of $1.00. Eccles hereby agrees to change to corporate name of CallDirect within 45 days of the completion of the CallDirect Sale to Eccles. The Company and Eccles hereby agree to execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to CallDirect Sale.

2.     CONFIDENTIAL  INFORMATION

2.1 "Confidential Information" shall mean, for the purposes of this Agreement, non-public information regarding the Company, its subsidiaries, their respective businesses and management which, under the circumstances, ought reasonably to be treated as confidential.

2.2 Within ten (10) days of the execution of this Agreement, Eccles shall return all originals, copies, reproductions and summaries of or relating to the Confidential Information to the Company.

2.3 Eccles hereby agrees, at any time before or after the execution of this Agreement, that he has not and will not disclose any Confidential Information to third parties except as provided herein. Eccles may disclose Confidential

Information in accordance with judicial or other governmental order, provided that he shall give reasonable notice to the Company prior to such disclosure and shall comply with any applicable protective order or equivalent.

2.4 Eccles hereby agrees, at any time after the execution of this Agreement, that he will not utilize, in anyway whatsoever, the Confidential Information.

3.     NON-COMPETITION  CLAUSE

3.1 Eccles agrees with and for the benefit of the Company, its subsidiaries and VirtualSellers that, for a period of three (3) years from the date of this Agreement, he will not for any reason, directly or indirectly, either as an individual or as a partner or joint venturer or as an employee, principal, consultant, agent, shareholder, officer, director, or salesperson for any person, firm, association, organization, syndicate, company or corporation, or in any manner carry on, be engaged in, concerned with, interested in, advise, lend money to, guarantee the debts or obligations of, permit his name or any part of it to be used or employed by any person, business, firm, association, syndicate, company, organization or corporation concerned with or engaged or interested in a business which is the same as, or competitive with, the business of the Company or its subsidiaries within British Columbia nor will Eccles solicit or accept business with respect to products competitive with those of the Company or its subsidiaries or from any of the Company's or its subsidiaries' customers, wherever situate; provided that Eccles shall be entitled, for investment purposes, to purchase and trade shares of a public company which are listed and posted for trading on a recognized stock exchange and the business of which public company may be in competition with the business of the Company or its subsidiaries, provided that Eccles shall not directly or indirectly, own more than 10% of the issued share capital of such public company, or participate in its management or operation or in any advisory capacity.

3.2 Eccles further agrees that, during the currency of this Agreement, it will not hire or take away or cause to be hired or taken away any employee of the Company or its subsidiaries.

4.     RESIGNATION,  REMUNERATION,  CANCELLATION  OF  STOCK  OPTIONS

4.1 Eccles agrees to resign, effective on the date of the issuance and delivery of the Settlement Shares, from all positions as a director, officer and employee of the Company and its subsidiaries. For the purposes of this paragraph 4.1, Eccles agrees to execute the resignation attached hereto as Schedule "A".

4.2 Upon execution of this Agreement, Eccles acknowledges and agrees that all remuneration and compensation payable to him by the Company and its subsidiaries will be suspended immediately, unless a new consulting agreement is subsequently entered into among Eccles and the Company.

4.3 Eccles acknowledges and consents to the immediate cancellation of any and all common shares in the capital of the Company which are held in escrow (the "Escrow Shares") on his behalf. For the purposes of this paragraph 4.3, Eccles agrees to execute the Consent to Cancellation attached hereto as Schedule "B".

4.4 The Company will forthwith take all steps necessary to obtain the approval of the ASE for the cancellation of the Escrow Shares.

4.5 Eccles acknowledges and consents to the immediate cancellation of any and all incentive stock options (the "Options") he may hold in the capital of the Company or its subsidiaries.

4.6 Eccles hereby appoints the President of the Company as his attorney with power to execute any and all documents regarding cancellation of the Escrow Shares and the Options and any other documents necessary to give effect to this Agreement.

5.     RELEASE  OF  THE  COMPANY

5.1 Eccles hereby agrees that, upon delivery to him of the Settlement Shares by the Company in accordance with the provisions of this Agreement, all claims in connection with the Services and Loans (other than any claims in connection with certain consulting services provided by Eccles to the Company and its subsidiaries between May 1, 1999 and August 31, 1999, the aggregate amount of which is not to exceed $13,500.00) will be fully satisfied and extinguished and Eccles will remise, release and forever discharge the Company, VirtualSellers and their respective subsidiaries and any of their respective directors, officers and employees from any and all manner of actions, causes of action, suits, debts, sums of money, due accounts, dues, bonds, covenants, contracts, claims, demands, damages, costs, expenses and any and all legal obligations of any and every kind and nature whatsoever, at law or in equity or under any statute, whether known or unknown, suspected or unsuspected and which Eccles had or may now have or which he hereafter may have for or by reason of any matter, cause or thing and, in particular, but without limitation, for or by reason of any matter, cause or thing which has been or may be sustained in consequence of Eccles' relationship with the Company and its subsidiaries as a director, officer, consultant, agent, employee or shareholder.

5.2 Eccles acknowledges that in making this Agreement he has been advised and has had an opportunity to obtain independent legal advice, he has exercised his own independent judgment and he has not been influenced to any extent whatsoever by any representations, statements or conduct of any description whatever on the part of any other parties to this Agreement.

6.     GENERAL

6.1 Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

6.2 This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.

6.3 The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.4 This Agreement will be governed by and construed in accordance with the law of British Columbia.

6.5 Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail posted in Canada and the United States, the notice to the addresses set forth on the first page of this agreement (or to such other address or facsimile number as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

6.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

6.7 The provisions herein contained constitute the entire agreement between the parties and supersede all previous understandings, communications, representations and agreements, whether written or verbal, between the parties with respect to the subject matter of this Agreement.

6.8
In this Agreement, wherever the singular or masculine is used the same will be deemed to include the plural, feminine or body politic or corporate and also the successors and assigns of the parties hereto and each of them where the context of the parties so require.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

CALLDIRECT  CAPITAL  CORP.

Per: /s/ signed
     Authorized  Signatory

VIRTUALSELLERS.COM,  INC.

Per: /s/ Raymond Mol
     Authorized  Signatory

EXECUTED  by  R.  JOHN  ECCLES  in  the  )
presence  of:                            )
                                         )
/s/ Raymond Mol                          )
Signature                                )
Raymond Mol                              )
Print  Name                              )
9035 - 162A Street                       )
Address                                  )
Surrey, BC                               )
                                         )     /s/ R. John Eccles
Businessman                              )     -------------------
Occupation                               )     R.  JOHN  ECCLES

                                  SCHEDULE "A"
                                  ------------

                                   RESIGNATION
                                   -----------
TO:     CallDirect  Capital  Corp.  and  CallDirect  Enterprises  Inc.

The undersigned, R. JOHN ECCLES, does hereby resign from all positions as a director and/or officer of CallDirect Capital Corp. and CallDirect Enterprises Inc.

DATED  this  -----  day  of  ----------------,  1999.



/s/ R. John Eccles
R.  JOHN  ECCLES

                                  SCHEDULE "B"
                                  ------------

September  ----,  1999

WHEN  USING  MULTI-ADDRESS  LTR  YOU  MUST  COPY  & PASTE ADDRESSES TO ENVELOPES

The  Alberta  Stock  Exchange
Stock  Exchange  Tower
10th  Floor,  300  Fifth  Avenue  S.W.     Alberta  Securities  Commission
Calgary,  Alberta  T2P  3C4                4th  Floor,  300  5th  Avenue  S.W.
                                           Calgary,  Alberta  T2P  3C4

CIBC  Mellon  Trust  Company
600  The  Dome  Tower
333-7th  Avenue  S.W.
6th  floor
Calgary,  Alberta
T2P  2Z1

Dear  Sirs:

Re:     CALLDIRECT  CAPITAL  CORP.  (the  "Company")
  -     --------------------------------------------

          I am the beneficial shareholder of 3,400,000 escrow shares of the Company.

          I hereby consent to the outright cancellation of 3,400,000 escrow shares owned by me, subject to regulatory approval as required.

EXECUTED  THIS  -----  day  of  September,  1999.


EXECUTED  by  R.  JOHN  ECCLES  in  the  )
presence  of:                            )
                                         )
                                         )
Signature                                )
                                         )
Print  Name                              )
                                         )
Address                                  )
                                         )
                                         )
                                         )     -------------------
Occupation                               )     R.  JOHN  ECCLES